Exhibit 99.2

EXECUTION COPY

Pricing Agreement

Banc of America Securities LLC

J.P. Morgan Securities Inc.

Morgan Stanley & Co. Incorporated

as Representatives of the several

Underwriters named in Schedule I hereto

c/o Morgan Stanley & Co. Incorporated

1585 Broadway

New York, New York 10036

May 24, 2010

Ladies and Gentlemen:

Abbott Laboratories, an Illinois corporation (the “Company”), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated May 24, 2010 (the “Underwriting Agreement”), between the Company and the Representatives of the several Underwriters to issue and sell to the Underwriters named in Schedule I hereto (the “Underwriters”) the 2.700% Notes due May 27, 2015 (the “Notes due 2015”) specified in Schedule II-A hereto, the 4.125% Notes due May 27, 2020 (the “Notes due 2020”) specified in Schedule II-B hereto, and the 5.300% Notes due May 27, 2040 (the “Notes due 2040”) specified in Schedule II-C hereto (collectively, the “Designated Securities”).  Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 1 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement.  Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you.  Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined.  The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 10 of the Underwriting Agreement and the address of the Representatives referred to in such Section 10 are set forth at the end of Schedule II-A, Schedule II-B, and Schedule II-C hereto.  The Permitted Free Writing Prospectuses relating to the Designated Securities are attached hereto as Schedule III-A, Schedule III-B, and Schedule III-C.

An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II-A, Schedule II-B, and Schedule II-C, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

If the foregoing is in accordance with your understanding, please sign and return to us eight counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company.  It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

2

Very truly yours,

Abbott Laboratories

By:	/s/ Valentine Yien
Name: Valentine Yien
Title: Vice President and Treasurer

Accepted as of the date hereof:

Banc of America Securities LLC

By:	/s/ Douglas A. Muller
Name: Douglas A. Muller
Title: Managing Director

J.P. Morgan Securities Inc.

By:	/s/ Robert Bottamedi
Name: Robert Bottamedi
Title: Vice President

Morgan Stanley & Co. Incorporated

By:	/s/ Yurij Slyz
Name: Yurij Slyz
Title: Executive Director

On behalf of each of the Underwriters

SCHEDULE I

Underwriters	Principal Amount of Notes due 2015 to be Purchased	Principal Amount of Notes due 2020 to be Purchased	Principal Amount of Notes due 2040 to be Purchased
Banc of America Securities LLC	$120,000,000	$160,000,000	$200,000,000
J.P. Morgan Securities Inc.	$120,000,000	$160,000,000	$200,000,000
Morgan Stanley & Co. Incorporated	$120,000,000	$160,000,000	$200,000,000
Barclays Capital Inc.	$120,000,000	$160,000,000	$200,000,000
Deutsche Bank Securities Inc.	$120,000,000	$160,000,000	$200,000,000
Citigroup Global Markets Inc.	$23,625,000	$31,500,000	$39,375,000
BNP Paribas Securities Corp.	$18,450,000	$24,600,000	$30,750,000
RBS Securities Inc.	$18,450,000	$24,600,000	$30,750,000
Wells Fargo Securities LLC	$18,450,000	$24,600,000	$30,750,000
Mitsubishi UFJ Securities (USA), Inc.	$14,550,000	$19,400,000	$24,250,000
SG Americas Securities, LLC	$14,550,000	$19,400,000	$24,250,000
Santander Investment Securities Inc.	$7,050,000	$9,400,000	$11,750,000
Goldman, Sachs & Co.	$7,050,000	$9,400,000	$11,750,000
Banca IMI S.p.A.	$7,050,000	$9,400,000	$11,750,000
UBS Securities LLC	$7,050,000	$9,400,000	$11,750,000
The Williams Capital Group, L.P.	$6,675,000	$8,900,000	$11,125,000
Standard Chartered Bank	$4,875,000	$6,500,000	$8,125,000
U.S. Bancorp Investments, Inc.	$2,175,000	$2,900,000	$3,625,000
Total	$750,000,000	$1,000,000,000	$1,250,000,000

SCHEDULE II-A

Title of Notes due 2015:

2.700% Notes due 2015

Aggregate principal amount:

$750,000,000

Pricing Effective Time:

3:48 p.m., New York City time, May 24, 2010

Price to Public:

99.898% of the principal amount of the Notes due 2015, plus accrued interest, if any, from May 27, 2010

Purchase Price by Underwriters:

99.548% of the principal amount of the Notes due 2015, plus accrued interest, if any, from May 27, 2010

Method of and specified funds for payment of purchase price:

By wire transfer to a bank account specified by the Company in immediately available funds

Indenture:

Indenture, dated as of February 9, 2001, as supplemented by a Supplemental Indenture, dated as of February 27, 2006 (as so supplemented, the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to J.P. Morgan Trust Company, National Association), as Trustee.

Maturity:

May 27, 2015

Interest Rate:

2.700%

Interest Payment Dates:

Semiannually on May 27 and November 27, commencing November 27, 2010

II-A-1

Redemption Provisions:

As set forth in the Prospectus Supplement under “Description of Notes”

Sinking Fund Provisions:

No sinking fund provisions

Defeasance provisions:

Sections 13.2 and 13.3 of the Indenture shall be applicable to the Notes due 2015

Time of Delivery:

May 27, 2010

Closing Location for Delivery of Securities:

The Depository Trust Company

55 Water Street

New York, New York 10041

Names and addresses of Representatives:

Designated Representatives:

J.P. Morgan Securities Inc.

Address for Notices, etc.:

J.P. Morgan Securities Inc.

270 Park Avenue

New York, NY 10017

II-A-2

SCHEDULE II-B

Title of Notes due 2020:

4.125% Notes due 2020

Aggregate principal amount:

$1,000,000,000

Pricing Effective Time:

3:48 p.m., New York City time, May 24, 2010

Price to Public:

99.951% of the principal amount of the Notes due 2020, plus accrued interest, if any, from May 27, 2010

Purchase Price by Underwriters:

99.501% of the principal amount of the Notes due 2020, plus accrued interest, if any, from May 27, 2010

Method of and specified funds for payment of purchase price:

By wire transfer to a bank account specified by the Company in immediately available funds

Indenture:

Indenture, dated as of February 9, 2001, as supplemented by a Supplemental Indenture, dated as of February 27, 2006 (as so supplemented, the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to J.P. Morgan Trust Company, National Association), as Trustee.

Maturity:

May 27, 2020

Interest Rate:

4.125%

Interest Payment Dates:

Semiannually on May 27 and November 27, commencing November 27, 2010

II-B-1

Redemption Provisions:

As set forth in the Prospectus Supplement under “Description of Notes”

Sinking Fund Provisions:

No sinking fund provisions

Defeasance provisions:

Sections 13.2 and 13.3 of the Indenture shall be applicable to the Notes due 2020

Time of Delivery:

May 27, 2020

Closing Location for Delivery of Securities:

The Depository Trust Company

55 Water Street

New York, New York 10041

Names and addresses of Representatives:

Designated Representatives:

Banc of America Securities LLC

Address for Notices, etc.:

Banc of America Securities LLC

Bank of America Tower

One Bryant Park

New York, NY  10036

II-B-2

SCHEDULE II-C

Title of Notes due 2040:

5.300% Notes due 2040

Aggregate principal amount:

$1,250,000,000

Pricing Effective Time:

3:48 p.m., New York City time, May 24, 2010

Price to Public:

99.228% of the principal amount of the Notes due 2040, plus accrued interest, if any, from May 27, 2010

Purchase Price by Underwriters:

98.353% of the principal amount of the Notes due 2040, plus accrued interest, if any, from May 27, 2010

Method of and specified funds for payment of purchase price:

By wire transfer to a bank account specified by the Company in immediately available funds

Indenture:

Indenture, dated as of February 9, 2001, as supplemented by a Supplemental Indenture, dated as of February 27, 2006 (as so supplemented, the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to J.P. Morgan Trust Company, National Association), as Trustee.

Maturity:

May 27, 2040

Interest Rate:

5.300%

Interest Payment Dates:

Semiannually on May 27 and November 27, commencing November 27, 2010

II-C-1

Redemption Provisions:

As set forth in the Prospectus Supplement under “Description of Notes”

Sinking Fund Provisions:

No sinking fund provisions

Defeasance provisions:

Sections 13.2 and 13.3 of the Indenture shall be applicable to the Notes due 2040

Time of Delivery:

May 27, 2040

Closing Location for Delivery of Securities:

The Depository Trust Company

55 Water Street

New York, New York 10041

Names and addresses of Representatives:

Designated Representatives:

Morgan Stanley & Co. Incorporated

Address for Notices, etc.:

Morgan Stanley & Co. Incorporated

1585 Broadway

New York, New York 10036

II-C-2

SCHEDULE III-A

FINAL TERM SHEET

2.700% NOTES DUE 2015

Issuer:	Abbott Laboratories

Ratings:

A1/AA. Moody’s Investor Services is reviewing Abbott’s long-term rating for a possible downgrade, which would be limited to one notch. Standard & Poor’s Ratings Service affirmed its long-term rating and said such rating outlook is stable.

Size:	$750,000,000

Security Type:	2.700% Notes due 2015

Coupon:	2.700%

Maturity:	May 27, 2015

Price:	99.898%

Yield:	2.722%

Spread:	+70bps

Benchmark Treasury:	2.50% due April 30, 2015

Treasury Spot:	2.022%

Coupon Dates:	Semiannually on May 27 and November 27

First Coupon:	November 27, 2010

Settlement:	May 27, 2010

Redemption Provisions:

Abbott may redeem the notes, at any time in whole or from time to time in part, at a redemption price equal to the greater of (1) 100% of the principal amount of the notes being redeemed, or (2) the sum of the present values of the remaining scheduled payments of principal and interest on the notes being redeemed, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the Treasury Yield plus 10 basis points, plus, in either case, accrued and unpaid interest, if any, to the redemption date on the

III-A-1

principal amount of the notes being redeemed.

CUSIP:	002824AX8

Joint Bookrunning Managers:	Banc of America Securities LLC J.P. Morgan Securities Inc. Morgan Stanley & Co. Incorporated Barclays Capital Inc. Deutsche Bank Securities Inc.

Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

Capitalization

The following table replaces the table set forth under “Capitalization” on page S-6 of Abbott’s Preliminary Prospectus Supplement, dated May 24, 2010:

	Actual	Pro Forma
	(In Thousands)
Long Term Debt:
1.51% Yen Notes due 2010	$168,426	$168,426
3.75% Notes due 2011	500,000	500,000
5.6% Notes due 2011	1,500,000	1,500,000
5.15% Notes due 2012	1,000,000	1,000,000
1.95% Yen Notes due 2013	280,709	280,709
4.35% Notes due 2014	500,000	500,000
5.875% Notes due 2016	2,000,000	2,000,000
5.6% Notes due 2017	1,500,000	1,500,000
5.125% Notes due 2019	2,000,000	2,000,000
6.15% Notes due 2037	1,000,000	1,000,000
6.0% Notes due 2039	1,000,000	1,000,000
Other, including fair market value adjustments relating to the interest rate hedge contracts designated as fair value hedges	147,607	147,607
% Notes due 2015	—
% Notes due 2020	—
% Notes due 2040	—
Total long-term debt, including current portion	11,596,742
Total shareholders’ investment	21,012,340	21,012,340
Total capitalization	$32,609,082	$

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling any one of the Joint Bookrunning Managers toll-free at 1-800-294-1322 (Banc of America Securities LLC), collect at 212-834-4533 (J.P. Morgan Securities Inc.), or toll-free at 866-718-1649 (Morgan Stanley & Co. Incorporated).

III-A-2

SCHEDULE III-B

FINAL TERM SHEET

4.125% NOTES DUE 2020

Issuer:	Abbott Laboratories

Ratings:

A1/AA. Moody’s Investor Services is reviewing Abbott’s long-term rating for a possible downgrade, which would be limited to one notch. Standard & Poor’s Ratings Service affirmed its long-term rating and said such rating outlook is stable.

Size:	$1,000,000,000

Security Type:	4.125% Notes due 2020

Coupon:	4.125%

Maturity:	May 27, 2020

Price:	99.951%

Yield:	4.131%

Spread:	+90bps

Benchmark Treasury:	3.500% due May 15, 2020

Treasury Spot:	3.231%

Coupon Dates:	Semiannually on May 27 and November 27

First Coupon:	November 27, 2010

Settlement:	May 27, 2010

Redemption Provisions:

Abbott may redeem the notes, at any time in whole or from time to time in part, at a redemption price equal to the greater of (1) 100% of the principal amount of the notes being redeemed, or (2) the sum of the present values of the remaining scheduled payments of principal and interest on the notes being redeemed, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the Treasury Yield plus 15 basis points, plus, in either case, accrued and unpaid interest, if any, to the redemption date on the

III-B-1

principal amount of the notes being redeemed.

CUSIP:	002824AW0

Joint Bookrunning Managers:	Banc of America Securities LLC J.P. Morgan Securities Inc. Morgan Stanley & Co. Incorporated Barclays Capital Inc. Deutsche Bank Securities Inc.

Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

Capitalization

The following table replaces the table set forth under “Capitalization” on page S-6 of Abbott’s Preliminary Prospectus Supplement, dated May 24, 2010:

	Actual	Pro Forma
	(In Thousands)
Long Term Debt:
1.51% Yen Notes due 2010	$168,426	$168,426
3.75% Notes due 2011	500,000	500,000
5.6% Notes due 2011	1,500,000	1,500,000
5.15% Notes due 2012	1,000,000	1,000,000
1.95% Yen Notes due 2013	280,709	280,709
4.35% Notes due 2014	500,000	500,000
5.875% Notes due 2016	2,000,000	2,000,000
5.6% Notes due 2017	1,500,000	1,500,000
5.125% Notes due 2019	2,000,000	2,000,000
6.15% Notes due 2037	1,000,000	1,000,000
6.0% Notes due 2039	1,000,000	1,000,000
Other, including fair market value adjustments relating to the interest rate hedge contracts designated as fair value hedges	147,607	147,607
% Notes due 2015	—
% Notes due 2020	—
% Notes due 2040	—
Total long-term debt, including current portion	11,596,742
Total shareholders’ investment	21,012,340	21,012,340
Total capitalization	$32,609,082	$

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling any one of the Joint Bookrunning Managers toll-free at 1-800-294-1322 (Banc of America Securities LLC), collect at 212-834-4533 (J.P. Morgan Securities Inc.), or toll-free at 866-718-1649 (Morgan Stanley & Co. Incorporated).

III-B-2

SCHEDULE III-C

FINAL TERM SHEET

5.300% NOTES DUE 2040

Issuer:	Abbott Laboratories

Ratings:

A1/AA. Moody’s Investor Services is reviewing Abbott’s long-term rating for a possible downgrade, which would be limited to one notch. Standard & Poor’s Ratings Service affirmed its long-term rating and said such rating outlook is stable.

Size:	$1,250,000,000

Security Type:	5.300% Notes due 2040

Coupon:	5.300%

Maturity:	May 27, 2040

Price:	99.228%

Yield:	5.352%

Spread:	+122bps

Benchmark Treasury:	4.625% due February 15, 2040

Treasury Spot:	4.132%

Coupon Dates:	Semiannually on May 27 and November 27

First Coupon:	November 27, 2010

Settlement:	May 27, 2010

Redemption Provisions:

Abbott may redeem the notes, at any time in whole or from time to time in part, at a redemption price equal to the greater of (1) 100% of the principal amount of the notes being redeemed, or (2) the sum of the present values of the remaining scheduled payments of principal and interest on the notes being redeemed, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the Treasury Yield plus 20 basis points, plus, in either case, accrued and unpaid interest, if any, to the redemption date on the

III-C-1

principal amount of the notes being redeemed.

CUSIP:	002824AY6

Joint Bookrunning Managers:	Banc of America Securities LLC J.P. Morgan Securities Inc. Morgan Stanley & Co. Incorporated Barclays Capital Inc. Deutsche Bank Securities Inc.

Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

Capitalization

The following table replaces the table set forth under “Capitalization” on page S-6 of Abbott’s Preliminary Prospectus Supplement, dated May 24, 2010:

	Actual	Pro Forma
	(In Thousands)
Long Term Debt:
1.51% Yen Notes due 2010	$168,426	$168,426
3.75% Notes due 2011	500,000	500,000
5.6% Notes due 2011	1,500,000	1,500,000
5.15% Notes due 2012	1,000,000	1,000,000
1.95% Yen Notes due 2013	280,709	280,709
4.35% Notes due 2014	500,000	500,000
5.875% Notes due 2016	2,000,000	2,000,000
5.6% Notes due 2017	1,500,000	1,500,000
5.125% Notes due 2019	2,000,000	2,000,000
6.15% Notes due 2037	1,000,000	1,000,000
6.0% Notes due 2039	1,000,000	1,000,000
Other, including fair market value adjustments relating to the interest rate hedge contracts designated as fair value hedges	147,607	147,607
% Notes due 2015	—
% Notes due 2020	—
% Notes due 2040	—
Total long-term debt, including current portion	11,596,742
Total shareholders’ investment	21,012,340	21,012,340
Total capitalization	$32,609,082	$

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling any one of the Joint Bookrunning Managers toll-free at 1-800-294-1322 (Banc of America Securities LLC), collect at 212-834-4533 (J.P. Morgan Securities Inc.), or toll-free at 866-718-1649 (Morgan Stanley & Co. Incorporated).

III-C-2